SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 22, 2007

Standard Mobile, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-51884	26-1276310
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

15044 Ocaso Avenue
La Mirada, California 90638
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

714-670-7868
 (ISSUER TELEPHONE NUMBER)

Thermal Technology Services, Inc.
4400 Route 9 South, #1000
Freehold, New Jersey 07728
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On October 22, 2007 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement, Won Bum Lee purchased a total of 100,000 shares of issued and outstanding common stock of Thermal Technology Services, Inc. (the "Company") from Michael Raleigh, the sole officer, director and shareholder of the Company, for an aggregate of $32,500 in cash. The total of 100,000 shares represented all of the shares of outstanding common stock of the Company at the time of transfer.  Mr. Lee used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o	As of October 22, 2007 Won Bum Lee was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.

o
Michael Raleigh then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective October 22, 2007

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Michael Raleigh resigned as a member of the Company's Board of Directors effective as of October 22, 2007. Michael Raleigh also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective October 22, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Won Bum Lee was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.

Mr. Won Bum Lee, Chairman & President

Mr. Won Bum Lee attended Busan University in Korea where he graduated from its Medical College in 1986 and received a graduate degree in medicine in 1988.  In 2003, Mr. Lee also received his ph.D. in medicine from Busan University.  Until he retired in 2006, Mr. Lee managed and ran a private medical practice treating patients and specializing in surgical procedures.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 12, 2007, the Company changed its name from Thermal Technology Services, Inc. to Standard Mobile, Inc.  The name change was approved by the Board of Directors and by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.  The effective date of this amendment took place on October 12, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
	Exhibit #	Description
	10.1	Stock Purchase Agreement signed October 22, 2007 between Michael Raleigh and Won Bum Lee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Thermal Technology Services, Inc.

By:	/s/ Won Bum Lee
Won Bum Lee President

Dated: October 22, 2007